UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2011

CAVIUM NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33435	77-0558625
(Commission File No.)	(IRS Employer Identification No.)

805 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 623-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 31, 2011, Cavium Networks, Inc. (the “Company”) filed a Current Report on For 8-K (the “Initial Form 8-K”) to announce, among other things, its entry into: (i) an Asset Purchase Agreement dated January 31, 2011 by and among the Company, Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd. and (ii) an Asset Purchase Agreement dated January 25, 2011 by and between the Company and Wavesat, Inc.

The purpose of this Amendment No. 1 to the Initial 8-K (this “Amendment No. 1”) is to amend and restate in their entirety Items 1.01 and 9.01 of the Initial 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

(A) Asset Purchase Agreement with Wavesat, Inc.

On January 25, 2011, the Company entered into an Asset Purchase Agreement (the “Wavesat Purchase Agreement”) with Wavesat, Inc., a corporation incorporated under the laws of Canada (“Wavesat”). On the terms and subject to the conditions set forth in the Wavesat Purchase Agreement, the Purchasers purchased from Wavesat certain assets as specified in the Wavesat Purchase Agreement. The terms and conditions of the Wavesat Purchase Agreement are described more fully in Item 2.01 in the Initial 8-K which is incorporated herein by reference under this Item 1.01(A).

(B) Asset Purchase Agreement with Celestial Semiconductor, Ltd.

On January 31, 2011, the Company, Cavium Networks Singapore Pte. Ltd., a company incorporated under the laws of Singapore (“Inventory Purchaser” and together with the Company, the “Purchasers”, and each a “Purchaser”), entered into an Asset Purchase Agreement (the “Celestial Purchase Agreement”) with Celestial Semiconductor, Ltd., a Cayman Islands company (“Celestial”). On the terms and subject to the conditions set forth in the Celestial Purchase Agreement, the Purchasers will purchase from Celestial certain assets as specified in the Celestial Purchase Agreement.

Under the terms of the Celestial Purchase Agreement, the Company will pay approximately $55.0 million in total consideration, consisting of a mix of cash and shares of the Company’s common stock. A portion of the cash consideration will be deposited in escrow for a one year period after the closing in order to secure Celestial’s indemnification obligations under the Celestial Purchase Agreement, including breaches of representations and warranties and covenants made by Celestial in the Celestial Purchase Agreement. In addition, the Purchasers may pay additional cash consideration of up to $10.0 million after the closing based upon the sales of Celestial’s products following consummation of the transaction.

Under the terms of the Celestial Purchase Agreement, the Company has also agreed to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 relating to the shares of Common Stock to be issued pursuant to the terms of a Shareholders Agreement to be executed with the recipients of such shares upon closing. A copy of the form of Shareholders Agreement is included as an exhibit to the Celestial Purchase Agreement, filed as Exhibit 2.2 to this Amendment No. 1, and incorporated herein by reference.

The transaction contemplated by the Celestial Purchase Agreement is expected to be completed in the first quarter of 2011, subject to customary closing conditions. Following the closing, certain employees of Celestial, and an affiliated company in China, will be offered employment with either the Company or an affiliate of the Company.

The foregoing summary is qualified in its entirety by reference to the Celestial Purchase Agreement. A copy of the Celestial Purchase Agreement is filed as Exhibit 2.2 to this Amendment No. 1 and incorporated herein by reference. The Celestial Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Celestial Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Celestial Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Celestial Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Inventory Purchaser, Celestial or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Celestial Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

On January 31, 2011, the Company issued a press release announcing the signing of the Celestial Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item, with respect to the acquisitions described in Item 2.01 of the Initial 8-K, will be filed as soon as practicable, and in any event not later than 71 days after the date on which the Initial Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the acquisitions described in Item 2.01 of the Initial 8-K, will be filed as soon as practicable, and in any event not later than 71 days after the date on which the Initial Form 8-K was required to be filed pursuant to Item 2.01.

(d)	Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated January 25, 2011, between Cavium Networks, Inc., and Wavesat, Inc.

2.2	Asset Purchase Agreement, dated January 31, 2011, between Cavium Networks, Inc., Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd.

99.1*	Press release, dated January 31, 2011, announcing the signing of the Asset Purchase Agreement between the Company, Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd.

99.2*	Press release, dated January 31, 2011, announcing the Company’s financial results for the fourth quarter of 2011.

99.3*	Press release, dated January 31, 2011, relating to the appointment of Rajiv Khemani as the Company’s Chief Operating Officer.

*	Previously filed on January 31, 2011 as an exhibit to the Initial 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM NETWORKS, INC.

Dated: February 3, 2011	By:	/S/ ARTHUR D. CHADWICK
Arthur D. Chadwick
Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated January 25, 2011, between Cavium Networks, Inc., and Wavesat, Inc.

2.2	Asset Purchase Agreement, dated January 31, 2011, between Cavium Networks, Inc., Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd.

99.1*	Press release, dated January 31, 2011, announcing the signing of the Asset Purchase Agreement between the Company, Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd.

99.2*	Press release, dated January 31, 2011, announcing the Company’s financial results for the fourth quarter of 2011.

99.3*	Press release, dated January 31, 2011, relating to the appointment of Rajiv Khemani as the Company’s Chief Operating Officer.

*	Previously filed on January 31, 2011 as an exhibit to the Initial 8-K.